UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS High Yield Tax Free Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.20%, 1.97%, 1.96% and .92% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS High Yield Tax Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.70%	2.23%	4.99%	5.40%	5.30%
Class B	1.31%	1.46%	4.20%	4.59%	4.46%
Class C	1.32%	1.47%	4.21%	4.60%	4.47%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 11/30/07
DWS High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	1.84%	2.54%	5.26%	5.61%	5.34%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	4.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 12.76	$ 12.77	$ 12.77	$ 12.78
5/31/07	$ 12.83	$ 12.84	$ 12.84	$ 12.85
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .28	$ .24	$ .24	$ .30
November Income Dividend	$ .0485	$ .0411	$ .0415	$ .0521
SEC 30-day Yield++ as of 11/30/07	3.49%	2.94%	2.98%	3.99%
Tax Equivalent Yield++ as of 11/30/07	5.37%	4.52%	4.58%	6.14%
Current Annualized Distribution Rate++ as of 11/30/07	4.64%	3.93%	3.96%	4.97%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.48% and 2.87% for Classes A and B had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.63% and 3.86% for Classes A and B had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	94	5
3-Year	10	of	77	13
5-Year	29	of	75	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Yield Tax Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,763	$11,053	$12,425	$16,007
	Average annual total return	-2.37%	3.39%	4.44%	4.82%
Class B	Growth of $10,000	$9,853	$11,112	$12,414	$15,470
	Average annual total return	-1.47%	3.58%	4.42%	4.46%
Class C	Growth of $10,000	$10,147	$11,316	$12,524	$15,479
	Average annual total return	1.47%	4.21%	4.60%	4.47%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Yield Tax Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+

Yearly periods ended november 30
Comparative Results as of 11/30/07
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,025,400	$1,166,200	$1,313,800	$1,316,300
	Average annual total return	2.54%	5.26%	5.61%	5.34%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,027,100	$1,132,300	$1,256,800	$1,257,800
	Average annual total return	2.71%	4.23%	4.68%	4.47%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 1.04% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 11/30/07
DWS High Yield Tax Free Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	1.82%	2.56%	5.21%	5.56%	5.46%
Lehman Brothers Municipal Bond Index+	2.40%	2.71%	4.23%	4.68%	5.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 12.78
5/31/07	$ 12.85
Distribution Information: Six Months as of 11/30/07: Income Dividends	$ .30
November Income Dividend	$ .0511
SEC 30-day Yield++ as of 11/30/07	3.89%
Tax Equivalent Yield++ as of 11/30/07	5.98%
Current Annualized Distribution Rate++ as of 11/30/07	4.88%
++ The SEC yield is net investment income per share earned over the month ended November 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.37% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.36% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	94	3
3-Year	7	of	77	9
5-Year	19	of	75	25
10-Year	2	of	43	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Yield Tax Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended November 30
Comparative Results as of 11/30/07
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,256	$11,645	$13,109	$17,024
	Average annual total return	2.56%	5.21%	5.56%	5.46%
Lehman Brothers Municipal Bond Index+	Growth of $	$10,271	$11,323	$12,568	$16,759
	Average annual total return	2.71%	4.23%	4.68%	5.30%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,017.00	$ 1,013.10	$ 1,013.20	$ 1,018.20	$ 1,018.40
Expenses Paid per $1,000**	$ 7.72	$ 11.47	$ 11.42	$ 6.46	$ 6.36
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,017.35	$ 1,013.60	$ 1,013.65	$ 1,018.60	$ 1,018.70
Expenses Paid per $1,000**	$ 7.72	$ 11.48	$ 11.43	$ 6.46	$ 6.36
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	1.53%	2.28%	2.27%	1.28%	1.26%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,017.00	$ 1,013.10	$ 1,013.20	$ 1,018.20	$ 1,018.40
Expenses Paid per $1,000**	$ 4.79	$ 8.56	$ 8.51	$ 3.53	$ 3.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,020.25	$ 1,016.50	$ 1,016.55	$ 1,021.50	$ 1,021.60
Expenses Paid per $1,000**	$ 4.80	$ 8.57	$ 8.52	$ 3.54	$ 3.44
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Yield Tax Free Fund	.95%	1.70%	1.69%	.70%	.68%
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS High Yield Tax Free Fund. Rebecca Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the semiannual period ended November 30, 2007?

A: Municipal bonds delivered positive results over the six months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 2.40% for the six months ended November 30, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 5.32% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates twice during the period, in September and October, for a total reduction of 75 basis points (one basis point equals 0.01%). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 4.50% at the end of November 2007. Municipal yields declined on the short and intermediate parts of the curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy during the six months, driven by relatively low interest rates, although issuance began to ease toward the end of the period. Taking a slightly longer view, issuance over the first 11 months of 2007 was 16 percent above last year's pace. On the demand side, as the period began, much activity was being driven by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In the wake of the subprime mortgage crisis and resulting credit crunch, much of this activity has waned. Another outgrowth of the tighter credit environment has been a trimming of municipal inventory on the part of dealers looking to improve balance sheets, further constraining demand. Flows into tax-free mutual funds were positive overall for the period.

The municipal bond yield curve steepened during the six months. The two-year bond yield decreased 50 basis points from 3.68% to 3.18%, while the 30-year yield rose 7 basis points to 4.32% from 4.25%, resulting in a total steepening of 57 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/07 and 11/30/07)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis unfolded in the summer of 2007.4 As a result, higher-quality municipals outperformed lower-rated bonds. In keeping with this trend, high-yield municipal bonds underperformed the broader municipal market over the semiannual period.

4 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of AAA-rated municipal securities in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Q: How did DWS High Yield Tax Free Fund perform for the six-month period ended November 30, 2007?

A: DWS High Yield Tax Free Fund's Class A shares posted a return of 1.70% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) Its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 2.40%, while the fund's average peer in the Lipper High Yield Municipal Debt Funds category returned -2.96%.5

5 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the semiannual period ended November 30, 2007?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions. For much of the period, we maintained a relatively defensive posture. This translated into an underweighting of both lower-quality and longer-maturity issues compared to many of our peers.6

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward.7 At the end of November, a relatively modest 35% of fund assets were rated BBB or below. Of course, having any exposure to lower-rated issues hurt performance as credit spreads widened over the period. That said, the fund was better positioned for market conditions than many of its peers from the standpoint of credit exposure. In particular, exposure to harder-hit issues such as those related to tobacco, airlines and health care was relatively modest.

In our view credit spreads have reached levels where investors are paid more fairly for the incremental risk, and we have begun to selectively increase exposure to lower-quality issues. As an example, we recently increased the fund's holdings of prepaid utility contract bonds. These issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime issue, and their prices suffered during the period. We believe these issues have reached very favorable price levels as a result, offering an opportunity to add yield and total return potential.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.8 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. For much of the period, a flat yield curve reduced the income advantage provided by longer-term issues. In this environment, the fund had significant exposure to bonds with maturities in the 10- to 15-year range. This curve positioning helped performance, as intermediate-term bonds experienced yield declines and price increases, while yields rose and prices fell on longer-dated issues. As the curve has steepened, we have begun to add exposure to issues in the 20-year range.

8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And that it should fall by 1.25% for a one-percentage-point rise in interest rates.
9 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.

The fund's returns benefited from significant exposure to issues that were prerefunded.9 At the end of November, more than 20% of portfolio holdings fell into this category.

At the end of November, the 10-year municipal bond was yielding approximately 92% of the comparable maturity Treasury bond, reflecting an unusually attractive relative valuation. As a result, we have increased the use of hedging strategies designed to allow the fund to potentially benefit from the future performance of municipals versus Treasuries.

After the end of the fund's fiscal period, the major rating agencies -— Moody's, Standard & Poor's and Fitch — placed on negative watch or outlook a number of leading bond insurers. Additionally, Ambac was downgraded to AA by Fitch. The underlying securities of municipal bonds insured by these firms are generally of high credit quality, with an average rating in the A category. The majority of the bonds insured by these three companies are backed by municipal general obligations, leases, other taxes, or essential purpose revenue bonds. While such downgrades have the potential to affect the trading value of a bond, we believe the default risk on an underlying municipal credit remains relatively low.

As wider credit spreads, a steeper yield curve and more favorable municipal valuations have emerged, we have begun to adopt a less defensive position in the fund to take advantage of potential opportunities. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation	11/30/07	5/31/07

Revenue Bonds	60%	56%
ETM/Prerefunded	25%	27%
General Obligation Bonds	11%	13%
Lease Obligations	4%	4%
	100%	100%
Quality	11/30/07	5/31/07

AAA	44%	50%
AA	8%	8%
A	13%	11%
BBB	12%	9%
BB	5%	2%
B	2%	2%
CCC	2%	2%
Not Rated	14%	16%
	100%	100%
Effective Maturity	11/30/07	5/31/07

Less than 1 year	3%	10%
1-4.99 years	37%	33%
5-7.99 years	22%	30%
8-14.99 years	26%	26%
Greater than 15 years	12%	1%
	100%	100%

Weighted average effective maturity: 7.72 and 5.67 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	11/30/07	5/31/07

Texas	11%	14%
California	11%	15%
New York	11%	7%
Washington	9%	6%
Massachusetts	6%	7%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.6%
Alabama 0.7%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,042,000
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	4,018,385
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,978,500
		7,038,885
Alaska 0.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (a)	2,680,000	2,931,920
Arizona 1.1%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2024	3,395,000	3,480,826
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	3,901,225
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	4,081,960
		11,464,011
California 11.2%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,022,495
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A-1, 5.0%, 6/1/2033	10,000,000	8,779,100
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,372,880
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,734,023
Series A-1, 5.75%, 6/1/2047	1,665,000	1,567,764
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	20,650,350
California, State General Obligation:
5.0%, 2/1/2020	11,105,000	11,734,209
5.25%, 2/1/2019	8,000,000	8,571,040
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,167,032
California, Whittier Union High School District, 5.0%, 8/1/2016 (a)	2,980,000	3,261,253
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, 7.1%, 1/1/2011	4,415,000	4,839,149
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,153,846
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	2,915,000	2,932,169
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (a)	5,310,000	5,741,225
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,426,128
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	920,000	948,391
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	3,985,000	3,984,243
Southern California, Public Power Authority, National Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2022	2,500,000	2,585,025
		115,470,322
Colorado 3.5%
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	8,077,040
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,262,000
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,973,760
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	8,670,000	9,672,165
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	3,994,343	4,134,345
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,537,701
		35,657,011
Connecticut 1.7%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,783,280
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,701,740
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,625,520
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,544,800
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,460,500
Mashantucket, CT, Special Revenue, Western Pequot Tribe, Series A, 144A, 6.5%, 9/1/2031	5,295,000	5,587,708
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,016,570
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,759,040
		17,479,158
Delaware 0.3%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,102,320
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	1,001,200
		3,103,520
Florida 3.8%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	455,000	468,777
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,104,850
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,508,000
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,482,198
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	7,400,000	7,720,198
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	994,790
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (a)	2,500,000	2,548,550
Seminole Tribe, FL, Special Obligation Revenue, Series A, 5.75%, 10/1/2022	8,500,000	8,766,560
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (a)	3,745,000	3,914,798
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,137,100
5.0%, 8/15/2024	1,000,000	1,024,280
		39,670,101
Georgia 1.8%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,048,570
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,235,000	1,188,873
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	10,000,000	10,229,000
Series A, 5.5%, 9/15/2024	2,440,000	2,467,840
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,359,064
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	84,857
		18,378,204
Guam 0.1%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,372,878
Illinois 1.2%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (a)	1,000,000	1,053,920
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,214,734
Series A, 5.875%, 2/15/2038	500,000	484,505
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a)	4,370,000	4,788,122
Southern, IL, University Revenue, Housing & Auxiliary Facilities System, Series A, 5.0%, 4/1/2015 (a)	3,130,000	3,415,425
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,522,395
		12,479,101
Indiana 0.9%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,699,075
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	960,660
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,265,477
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,057,180
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	236,539
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	933,730
		9,152,661
Iowa 0.8%
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	4,967,685
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,392,610
		8,360,295
Kansas 2.0%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	2,017,768
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,054,930
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	9,009,760
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,341,730
Series 3, 5.625%, 11/15/2031	3,750,000	3,860,812
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,620,052
		20,905,052
Kentucky 0.9%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.625%, 10/1/2028	4,305,000	4,727,880
Series A, 6.625%, 10/1/2028	1,195,000	1,277,121
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a)	3,210,000	3,585,602
		9,590,603
Louisiana 0.5%
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032 (d)	5,000,000	5,001,750
Maryland 3.4%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,966,000	2,194,744
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, Prerefunded, 5.75%, 6/1/2031	1,000,000	1,054,290
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,737,950
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	13,084,560
Maryland, State & Local Facilities Loan, 2nd Series, 5.0%, 8/1/2022	10,000,000	10,840,800
Maryland, State Health & Higher Educational Facilities Authority Revenue, King Farm Presbyterian Community, Series B, 4.75%, 1/1/2013	5,000,000	4,892,700
		34,805,044
Massachusetts 4.8%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	3,905,000	3,921,401
8.0%, 9/1/2035	980,000	954,402
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,843,345
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	3,059,423
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,800,000	4,624,676
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,212,978
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,025,690
Series F, 5.75%, 7/1/2029	4,000,000	4,086,280
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,795,000	3,882,019
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,525,480
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,865,114
Massachusetts, State Development Finance Agency Revenue, Buckingham Brown & Nichols, 3.61%*, 6/1/2036, JPMorgan Chase Bank (b)	1,600,000	1,600,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center, Series E, 5.0%, 7/15/2022	2,250,000	2,198,543
Massachusetts, State Water Resources Authority, Series A, 5.25%, 8/1/2016 (a)	10,000,000	11,158,200
		49,957,551
Michigan 2.7%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,584,200
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,731,963
Zero Coupon, 7/1/2012	3,150,000	2,618,563
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (a)	1,500,000	1,636,245
Series A, 5.5%, 5/1/2018 (a)	1,565,000	1,707,149
Series A, 5.5%, 5/1/2019 (a)	1,200,000	1,308,996
Detroit, MI, Sewer Disposal Revenue, Series D, 4.105%*, 7/1/2032 (a)	1,615,000	1,502,693
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,215,780
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	1,942,800
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,838,358
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,543,005
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health System, Series A, 5.0%, 11/15/2016	1,125,000	1,182,161
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,126,700
		27,938,613
Minnesota 0.2%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,030,210
5.5%, 2/15/2023	1,000,000	1,035,220
		2,065,430
Mississippi 1.0%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,100,000	1,096,524
Warren County, MS, Gulf Opportunity, International Paper, Series A, 5.5%, 9/1/2031	9,250,000	9,252,590
		10,349,114
Missouri 2.3%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, Series B, AMT, 6.0%, 7/1/2037	1,250,000	1,186,600
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	2,006,200
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,505,000	7,029,433
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,070,000	3,315,262
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,021,230
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,681,176
		23,239,901
Nebraska 0.3%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	3,094,740
Nevada 1.6%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (a)	5,000,000	5,368,750
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	5,726,160
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,935,650
		16,030,560
New Hampshire 0.9%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood Heritage Heights, Series A, 5.35%, 1/1/2026	1,035,000	972,165
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,253,900
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,769,439
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,485,000	1,488,460
5.625%, 7/1/2018	1,615,000	1,610,462
		9,094,426
New Jersey 2.8%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,027,300
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,168,425
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,505,933
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,854,199
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,662,125
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,428,320
New Jersey, Tobacco Settlement Financing Corp.:
Series 1A, 5.0%, 6/1/2029	15,305,000	13,444,524
6.25%, 6/1/2043	5,500,000	6,285,675
		29,376,501
New York 4.8%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,414,810
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019	2,500,000	2,515,075
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	2,946,735
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024 (d)	1,000,000	968,750
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (a)	3,000,000	3,262,680
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	2,947,037
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2016 (a)	2,500,000	2,726,300
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	8,091,090
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,314,480
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT:
7.75%, 8/1/2031	5,000,000	5,516,000
8.0%, 8/1/2028	3,000,000	3,365,580
New York City, NY, Transitional Finance Authority Revenue:
Series B, Prerefunded, 5.5%, 2/1/2016	420,000	452,739
Series B, 5.5%, 2/1/2016	1,580,000	1,692,038
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,592,835
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,202,963
		49,009,112
North Carolina 0.7%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,057,530
Series F, 5.5%, 1/1/2017	1,495,000	1,575,416
Series B, 6.375%, 1/1/2013	2,075,000	2,184,664
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,468,900
		7,286,510
North Dakota 0.4%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,141,950
Ohio 2.2%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	11,755,000	11,454,542
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,132,860
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	5,860,000	6,305,360
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (a)	3,000,000	3,304,710
		22,197,472
Oregon 0.9%
Clackamas County, OR, North Clackamas School District No. 12, Series B, Zero Coupon, 6/15/2023 (a)	10,420,000	9,349,866
Pennsylvania 3.6%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
Series B, 9.25%, 11/15/2022	2,000,000	2,365,300
Series B, 9.25%, 11/15/2030	4,630,000	5,475,669
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	2,291,940
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	2,086,473
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,112,480
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,129,562
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,430,120
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,398,188
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,439,422
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	728,175
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	979,760
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,419,280
		36,856,369
Puerto Rico 0.1%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,546,881
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,780,625
South Carolina 2.6%
Berkeley County, SC, General Obligation, School District:
Prerefunded, 5.5%, 1/15/2017 (a)	620,000	678,733
5.5%, 1/15/2017 (a)	8,350,000	9,140,996
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,523,160
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,142,250
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,820,000	5,692,613
Series C, 7.0%, 8/1/2030	600,000	706,938
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	3,969,000
		26,853,690
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	1,016,870
Tennessee 2.7%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,510,925
5.0%, 12/15/2018	2,160,000	2,160,864
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,433,020
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,675,750
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,133,315
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,570,735
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	8,336,560
		27,821,169
Texas 10.7%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,751,895
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,465,900
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 5.738%, 4/1/2027**	4,950,000	3,736,112
Conroe, TX, Independent School District, School Building:
5.0%, 2/15/2024	3,710,000	3,907,446
5.0%, 2/15/2025	4,315,000	4,529,369
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,725,257
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,203,447
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	4,944,445
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.75%, 8/15/2016	1,605,000	1,641,690
6.75%, 8/15/2016	1,895,000	1,927,613
Prerefunded, 6.875%, 8/15/2026	2,290,000	2,344,250
6.875%, 8/15/2026	2,710,000	2,755,935
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	10,100,000	10,299,980
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,374,659
5.75%, 8/1/2017 (a)	1,185,000	1,295,134
Lubbock, TX, Health Facilities Development Corp. Revenue, First Mortgage Carillon Project, Series A, 6.5%, 7/1/2019	2,395,000	2,536,233
Plano, TX, Independent School District:
Prerefunded, 5.375%, 2/15/2016	3,300,000	3,511,332
5.375%, 2/15/2016	1,700,000	1,801,677
San Antonio, TX, Gas & Electric System, 5.375%, 2/1/2020	2,500,000	2,700,925
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,058,600
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,759,975
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,116,450
Texas, Municipal Gas Acquisition & Supply Corp I, Gas Supply Revenue:
Series B, 4.365%*, 12/15/2017	20,000,000	18,775,600
Series B, 4.515%*, 12/15/2026	5,350,000	4,669,801
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,078,100
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,060,250
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	10,649,600
		110,621,675
Utah 0.2%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,193,120
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	795,000	795,556
Virginia 1.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,253,080
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	7,508,625
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	3,000,000	3,066,030
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	4,248,650
		18,076,385
Washington 6.0%
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,885,000	5,450,341
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (a)	5,000,000	5,408,600
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,800,755
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,177,400
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,102,975
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a) (d)	2,970,000	3,018,025
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	16,000,000	15,729,600
Washington State, Motor Vehicle Fuel Tax, Series B, 5.0%, 7/1/2024 (a)	10,000,000	10,637,800
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,640,781
		61,966,277
West Virginia 0.5%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,077,030
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,421,357
		5,498,387
Wisconsin 1.7%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,386,750
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (a)	8,410,000	9,375,468
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,641,524
		17,403,742
Multi-State 0.5%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,948,609	4,918,174
Total Municipal Bonds and Notes (Cost $882,980,860)		933,341,182

Municipal Inverse Floating Rate Notes 28.8%
California 2.9%
California, State Department Water Resources, Power Supply Revenue, Series A, 5.375% 5/1/2018 (a) (e)	3,750,000	4,108,837
Trust: California, State Department Water Resource, Power Supply Revenue, Series 309, 144A, 6.905%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State General Obligation, 5.0%, 8/1/2020 (e)	10,400,000	10,958,324
Trust: California, Puttable Floating Option, Tax-Exempt Receipts, RITES-PA-1513, 144A, 8.12%, 8/1/2020, Leverage Factor at purchase date: 4 to 1
California, State General Obligation, 5.0%, 6/1/2022 (a) (e)	8,000,000	8,560,920
Trust: California, Municipal Securities Trust Certificates, Series 7066, Class B, 144A, 8.555%, 6/1/2022, Leverage Factor at purchase date: 4 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2015 (a) (e)	5,800,000	6,384,640
Trust: California, State Economic Recovery, Series 926, 144A, 6.442%,7/1/2015, Leverage Factor at purchase date: 2 to 1
		30,012,721
District of Columbia 2.2%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (a) (e)	10,000,000	10,281,100
Trust: District of Columbia, Metropolitan Airport Authority System, Series 2169, AMT, 144A, 26.28%, 10/1/2015, Leverage Factor at purchase date: 20 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2014 (a) (e)	8,440,000	9,690,386
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, RITES-PA-612A, 144A, 7.905%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (e)	2,310,000	2,703,405
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, RITES-PA-612B, 144A, 7.905%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
		22,674,891
Florida 0.8%
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series G, 5.125%, 11/15/2020 (e)	1,000,000	1,038,915
Trust: Florida, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1508-A, 144A, 6.14%, 11/15/2020, Leverage Factor at purchase date: 2 to 1
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series G, 5.125%, 11/15/2021 (e)	2,000,000	2,070,400
Trust: Florida, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1508-B, 144A, 6.14%, 11/15/2021, Leverage Factor at purchase date: 2 to 1
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series G, 5.125%, 11/15/2022 (e)	2,280,000	2,350,144
Trust: Florida, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1508-C, 144A, 6.14%, 11/15/2022, Leverage Factor at purchase date: 2 to 1
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series G, 5.125%, 11/15/2023 (e)	2,425,000	2,492,603
Trust: Florida, Puttable Floating Option Tax Exempt Receipts, RITES PA-1508-D, 144A, 6.14%, 11/15/2023, Leverage Factor at purchase date: 2 to 1
		7,952,062
Illinois 1.3%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045 (e)	7,000,000	7,309,085
Trust: Illinois, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1449, AMT, 144A, 10.03%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
Illinois, Municipal Electric Agency, Power Supply Revenue, Series A, 5.25%, 2/1/2023 (a) (e)	3,500,000	3,751,843
Illinois, Municipal Electric Agency, Power Supply Revenue, Series A, 5.25%, 2/1/2024 (a) (e)	2,500,000	2,679,888
Trust: Illinois, Municipal Electric Agency Power Supply, Series 2094, 144A, 9.45%, 2/1/2015, Leverage Factor at purchase date: 4 to 1
		13,740,816
Massachusetts 2.2%
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2016 (a) (e)	5,915,000	6,351,128
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2015 (a) (e)	1,955,000	2,099,147
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Project, Series 6-A, 5.25%, 7/1/2014 (a) (e)	1,880,000	2,018,617
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/1/2015 (a) (e)	1,570,000	1,685,760
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Nuclear Project, Series 5-A, 5.25%, 7/1/2014 (a) (e)	4,250,000	4,563,363
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/1/2015 (a) (e)	3,750,000	4,026,497
Massachusetts, Municipal Wholesale Electric Co., Power Supply, System Revenue Nuclear Project, Series 4-A, 5.25%, 7/1/2014 (a) (e)	2,250,000	2,415,898
Trust: Massachusetts, Municipal Wholesale Electric Co., Power Supply System Revenue, Series 674, 144A, 9.344%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
		23,160,410
Michigan 0.8%
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a) (e)	7,500,000	8,211,563
Trust: Michigan State, Series 2081, 144A, 9.48%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
Nevada 3.0%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (a) (e)	7,327,500	7,934,694
Trust: Clark County, NV, School District, Series 1976, 144A, 8.485%, 6/15/2015 Leverage Factor at purchase date: 4 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (e)	7,848,723	8,395,025
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (e)	8,200,720	8,771,522
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (e)	5,296,333	5,664,979
Trust: Clark County, NV, Lehman Municipal Trust Receipts, Various States, Series K76W, 144A, 17.137%, 6/15/2023, Leverage Factor at purchase date: 8.5 to 1
		30,766,220
New Jersey 1.1%
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series G, 5.0%, 9/1/2019 (a) (e)	10,125,000	11,002,468
Trust: New Jersey, Economic Development Authority Revenue, RITES, Series PA-1253, 144A, 14.424%, 9/1/2011, Leverage Factor at purchase date: 10 to 1
New York 7.0%
New York, Long Island Power Authority, Electric System Revenue, Series D, 5.0%, 9/1/2023 (a) (e)	10,000,000	10,629,250
Trust: New York, Long Island Power Authority, Electric System Revenue, Series 1914, 144A, 8.57%, 9/1/2014, Leverage Factor at purchase date: 4 to 1
New York, Long Island Power Authority, Electric System Revenue, Series E, 5.0%, 12/1/2021 (a) (e)	4,000,000	4,285,840
Trust: New York, Long Island Power Authority, Electric System Revenue, Series 1917, 144A, 8.42%, 12/1/2014, Leverage Factor at purchase date: 4 to 1
New York, Long Island Power Authority, Electric System Revenue, Series E, 5.0%, 12/1/2022 (a) (e)	16,075,000	17,161,606
Trust: New York, Long Island Power Authority, Electric System Revenue, Series 1912, 144A, 8.569%, 12/1/2014, Leverage Factor at purchase date: 4 to 1
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2016 (a) (e)	10,000,000	10,945,850
Trust: New York, Municipal Securities Trust Certificates, Series 7000, Class B, 144A, 7.14%, 11/15/2016, Leverage Factor at purchase date: 2 to 1
New York, State Dormitory Authority Revenues, Mental Health Services, Series B, 6.0%, 8/15/2016 (a) (e)	3,780,000	4,299,126
Trust: New York, State Dormitory Authority Revenues, Residual Certificates, Series 310, 144A, 8.105%, 2/15/2010, Leverage Factor at purchase date: 2 to 1
New York, State Dormitory Authority Revenues, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (e)	5,095,207	5,452,510
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 8.566%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York & New Jersey Port Authority, Series 147, 5.0%, 10/15/2023 (a) (e)	8,260,000	8,534,315
Trust: New York & New Jersey, Port Authority Revenue, Series 1969, AMT, 144A, 8.36%, 4/15/2015, Leverage Factor at purchase date: 4 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (e)	10,000,000	10,589,150
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 26.85%, 11/1/2027, Leverage Factor at purchase date: 20 to 1
		71,897,647
Texas 2.8%
Texas, Dallas Fort Worth Texas, International Airport Revenue, Series A, 5.5%, 11/1/2020 (a) (e)	7,130,000	7,538,299
Trust: Texas, Dallas Fort Worth International Airport Revenue, Series 350, AMT, 144A, 7.062%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (e)	10,000,000	10,609,400
Trust: Texas, North East Independent School District, Series 2355, 144A, 26.85%, 8/1/2015, Leverage Factor at purchase date: 20 to 1
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.25%, 8/1/2020 (e)	10,000,000	10,584,850
Trust: Texas, Municipal Securities Trust Certificate, Series 7062, Class B, 144A, 10.465%, 8/1/2020, Leverage Factor at purchase date: 4 to 1
		28,732,549
Washington 4.7%
Washington, Energy Northwest, Electric Revenue, Columbia Generating, Series A, 5.375%, 7/1/2015 (a) (e)	12,500,000	13,393,437
Trust: Washington, Energy Northwest, Electric Revenue, RITES-PA-825, 144A, 6.67%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 6.72%, 7/1/2012, Leverage Factor at purchase date: 2 to 1	3,000,000	3,488,220
Washington, Energy Northwest, Electric Revenue, Columbia Station, Series A, 5.0%, 7/1/2024 (e)	10,000,000	10,523,440
Trust: Washington, Energy Northwest, Electric Revenue, Series 2301, 144A, 9.6%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
Washington State, General Obligation, Series A, 5.0%, 7/1/2025 (e)	10,000,000	10,581,100
Trust: Washington State, General Obligation, Series 2154, 144A, 26.85%, 7/1/2015, Leverage Factor at purchase date: 20 to 1
Washington State, General Obligation, Series 2007A, 5.0%, 7/1/2023 (a) (e)	10,000,000	10,619,440
Trust: Washington State, General Obligation, Series 2302 144A, 9.6%, 7/1/2014, Leverage Factor at purchase date: 5 to 1
		48,605,637
Total Municipal Inverse Floating Rate Notes (Cost $288,793,135)		296,756,984

Government and Agency Obligations 0.0%
US Treasury Obligations
US Treasury Bill, 3.7%***, 1/17/2008 (f) (Cost $368,576)	370,000	368,679
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,172,142,571)+	119.4	1,230,466,845
Other Assets and Liabilities, Net	(19.4)	(200,193,709)
Net Assets	100.0	1,030,273,136
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2007.
** Partial interest paying security. The rate shown represents 85% of the original coupon rate.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,171,432,870. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $59,033,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,914,758 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,880,783.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	4.3
Financial Guaranty Insurance Company	5.7
Financial Security Assurance, Inc.	8.4
MBIA Corp.	8.7
Radian	0.2
(b) Security incorporates a letter of credit from a major bank.
(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of this security is uncertain and there may be changes in the estimated value of this security.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020	12/12/1989	814,284	795,556	0.1
(d) When-issued security.
(e) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.
(f) At November 30, 2007, this security had been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At November 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	3/19/2008	176	19,774,715	19,923,750	(149,035)

At November 30, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized (Depreciation) ($)
3/14/2008 9/14/2023	4,800,000[1]	Fixed — 5.246%	Floating — LIBOR	(216,122)
6/4/2008 5/30/2025	5,000,000[2]	Fixed — 4.948%	Floating — LIBOR	(42,110)
3/14/2008 9/14/2025	4,900,000[1]	Fixed — 5.254%	Floating — LIBOR	(216,730)
Total net unrealized depreciation on open interest rate swaps				(474,962)
Counterparties: [1] Citigroup Global Markets, Inc. [2] Lehman Brothers, Inc. LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $1,172,142,571)	$ 1,230,466,845
Cash	649,764
Interest receivable	17,583,649
Receivable for Fund shares sold	4,474,353
Receivable for investments sold	21,212,605
Receivable for daily variation margin on open futures contracts	11,001
Due from Advisor	254,710
Other assets	69,810
Total assets	1,274,722,737
Liabilities
Payable for investments purchased	28,762,335
Payable for when-issued securities	8,883,523
Distributions payable	529,867
Payable for floating rate notes issued	203,580,777
Payable for Fund shares redeemed	1,189,521
Unrealized depreciation on interest rate swaps	474,962
Accrued management fee	454,755
Other accrued expenses and payables	573,861
Total liabilities	244,449,601
Net assets, at value	$ 1,030,273,136
Net Assets Consist of
Undistributed net investment income	282,134
Net unrealized appreciation (depreciation) on: Investments	58,324,274
Futures	(149,035)
Interest rate swaps	(474,962)
Accumulated net realized gain (loss)	(22,333,461)
Paid-in capital	994,624,186
Net assets, at value	$ 1,030,273,136

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($246,909,991 ÷ 19,343,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.76
Maximum offering price per share (100 ÷ 95.50 of $12.76)	$ 13.36

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,790,355 ÷ 2,567,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.77

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($64,990,012 ÷ 5,088,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.77
Class S Net Asset Value, offering and redemption price(a) per share ($680,468,166 ÷ 53,255,288 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.78
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,114,612 ÷ 400,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.78
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 29,449,108
Expenses: Management fee	2,531,842
Administration fee	488,704
Services to shareholders	975,001
Custodian fee	14,245
Distribution and service fees	713,519
Professional fees	63,679
Trustees' fees and expenses	13,412
Reports to shareholders	47,310
Interest expense and fees on floating rate notes	2,838,247
Registration fees	43,349
Other	26,984
Total expenses before expense reductions	7,756,292
Expense reductions	(747,093)
Total expenses after expense reductions	7,009,199
Net investment income	22,439,909
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,089,941)
Futures	(451,671)
(2,541,612)
Change in net unrealized appreciation (depreciation) on: Investments	(2,007,228)
Futures	(149,035)
Interest rate swaps	(474,962)
(2,631,225)
Net gain (loss)	(5,172,837)
Net increase (decrease) in net assets resulting from operations	$ 17,267,072

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 29,143,918
Payment of operating expenses	(4,126,307)
Payment of interest expense on floating rate notes	(2,838,247)
Proceeds from sales and maturities of investments	392,292,417
Purchases of investments	(581,304,958)
Net purchases, sales and maturities of short term investments	(161,454)
Net receipt (payments) on futures contracts	(611,707)
Cash provided (used) by operating activities	$ (167,606,338)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 176,616,392
Cost of shares repurchased	(124,885,788)
Distributions paid (net of reinvestment of distributions)	(8,777,510)
Increase (decrease) in payable for floating rate notes issued	126,368,277
Cash provided (used) by financing activities	169,321,371
Increase (decrease) in cash	1,715,033
Cash (overdraft) at beginning of period	(1,065,269)
Cash (overdraft) at end of period	$ 649,764
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 17,267,072
Net (increase) decrease in cost of investments	(203,091,083)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	2,007,228
(Increase) decrease in interest receivable	(969,141)
(Increase) decrease in receivable for investments sold	(20,970,605)
(Increase) decrease in other assets	(96,829)
Increase (decrease) in payable for investments purchased and when-issued securities	37,645,858
(Increase) decrease in daily variation margin on open futures contracts	(11,001)
Increase (decrease) in depreciation on interest rate swaps	474,962
Increase (decrease) in accrued expenses and payables	137,201
Cash provided (used) by operating activities	$ (167,606,338)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 13,856,335
* Non-cash activity from discount accretion and premium amortization in the net amount of $663,951 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2007 (Unaudited)	Year Ended May 31, 2007
Operations: Net investment income	$ 22,439,909	$ 41,289,989
Net realized gain (loss)	(2,541,612)	580,052
Change in net unrealized appreciation (depreciation)	(2,631,225)	1,241,612
Net increase (decrease) in net assets resulting from operations	17,267,072	43,111,653
Distributions to shareholders from: Net investment income: Class A	(4,802,220)	(8,470,680)
Class B	(667,314)	(1,753,227)
Class C	(1,100,448)	(2,284,186)
Class AARP	—	(399,428)
Class S	(15,630,802)	(27,946,372)
Institutional Class	(103,288)	(161,373)
Total distributions	(22,304,072)	(41,015,266)
Fund share transactions: Proceeds from shares sold	179,162,935	259,491,620
Reinvestment of distributions	13,856,335	24,740,632
Cost of shares redeemed	(125,238,249)	(153,151,293)
Redemption fees	6,973	1,531
Net increase (decrease) in net assets from Fund share transactions	67,787,994	131,082,490
Increase (decrease) in net assets	62,750,994	133,178,877
Net assets at beginning of period	967,522,142	834,343,265
Net assets at end of period (undistributed net investment income of $282,134 and $146,297, respectively)	$ 1,030,273,136	$ 967,522,142

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.83	$ 12.78	$ 12.88	$ 12.50	$ 12.86	$ 12.55
Income from investment operations: Net investment income[b]	.29	.59	.60	.65	.67	.68
Net realized and unrealized gain (loss)	(.08)	.05	(.10)	.39	(.35)	.31
Total from investment operations	.21	.64	.50	1.04	.32	.99
Less distributions from: Net investment income	(.28)	(.59)	(.60)	(.65)	(.67)	(.68)
Net realized gains	—	—	(.00)***	(.01)	(.01)	—
Total distributions	(.28)	(.59)	(.60)	(.66)	(.68)	(.68)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.76	$ 12.83	$ 12.78	$ 12.88	$ 12.50	$ 12.86
Total Return (%)[c]	1.70d**	5.03[d]	4.01	8.48[d]	2.48[d]	8.13[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	247	196	181	182	151	102
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.54*	1.20	1.31	1.08	1.08	1.22
Ratio of expenses after expenses reductions (including interest expense) (%)[e]	1.53*	1.20	1.31	1.02	.88	.98
Ratio of expenses after expense reductions (excluding interest expense) (%)	.95*	.96	.98	.90	.80	.80
Ratio of net investment income (%)	4.49*	4.56	4.70	5.14	5.24	5.44
Portfolio turnover rate (%)	40**	57	43	34	44	16
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.86	$ 12.56
Income from investment operations: Net investment income[b]	.24	.49	.50	.55	.57	.58
Net realized and unrealized gain (loss)	(.07)	.06	(.11)	.39	(.34)	.30
Total from investment operations	.17	.55	.39	.94	.23	.88
Less distributions from: Net investment income	(.24)	(.49)	(.50)	(.55)	(.57)	(.58)
Net realized gains	—	—	(.00)***	(.01)	(.01)	—
Total distributions	(.24)	(.49)	(.50)	(.56)	(.58)	(.58)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.77	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.86
Total Return (%)[c]	1.31d**	4.31[d]	3.13	7.65[d]	1.74[d]	7.19[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	41	50	54	56	53
Ratio of expenses before expense reductions (including interest expense) (%)[e]	2.31*	1.97	2.09	1.85	1.90	2.02
Ratio of expenses after expenses reductions (including interest expense) (%)[e]	2.28*	1.96	2.09	1.80	1.68	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.70*	1.73	1.76	1.68	1.60	1.60
Ratio of net investment income (%)	3.75*	3.79	3.92	4.36	4.44	4.64
Portfolio turnover rate (%)	40**	57	43	34	44	16
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56
Income from investment operations: Net investment income[b]	.24	.49	.51	.55	.57	.59
Net realized and unrealized gain (loss)	(.07)	.06	(.11)	.39	(.35)	.31
Total from investment operations	.17	.55	.40	.94	.22	.90
Less distributions from: Net investment income	(.24)	(.49)	(.51)	(.55)	(.57)	(.59)
Net realized gains	—	—	(.00)***	(.01)	(.01)	—
Total distributions	(.24)	(.49)	(.51)	(.56)	(.58)	(.59)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.77	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.87
Total Return (%)[c]	1.32d**	4.31[d]	3.15	7.66[d]	1.69[d]	7.30[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	57	64	63	58	42
Ratio of expenses before expense reductions (including interest expense) (%)[e]	2.28*	1.96	2.07	1.84	1.87	2.00
Ratio of expenses after expenses reductions (including interest expense) (%)[e]	2.27*	1.96	2.07	1.79	1.65	1.76
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69*	1.73	1.74	1.67	1.57	1.58
Ratio of net investment income (%)	3.76*	3.79	3.94	4.37	4.47	4.66
Portfolio turnover rate (%)	40**	57	43	34	44	16
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 12.85	$ 12.79	$ 12.89	$ 12.52	$ 12.87	$ 12.56
Income from investment operations: Net investment income[b]	.30	.62	.63	.67	.67	.69
Net realized and unrealized gain (loss)	(.07)	.06	(.10)	.38	(.34)	.31
Total from investment operations	.23	.68	.53	1.05	.33	1.00
Less distributions from: Net investment income	(.30)	(.62)	(.63)	(.67)	(.67)	(.69)
Net realized gains	—	—	(.00)***	(.01)	(.01)	—
Total distributions	(.30)	(.62)	(.63)	(.68)	(.68)	(.69)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.78	$ 12.85	$ 12.79	$ 12.89	$ 12.52	$ 12.87
Total Return (%)	1.82c**	5.36[c]	4.19	8.52	2.59[c]	8.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	680	669	473	488	517	550
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.50*	1.04	1.14	.92	.86	.95
Ratio of expenses after expenses reductions (including interest expense) (%)[d]	1.28*	.96	1.14	.92	.85	.95
Ratio of expenses after expense reductions (excluding interest expense) (%)	.70*	.73	.81	.80	.77	.77
Ratio of net investment income (%)	4.74*	4.79	4.87	5.24	5.27	5.47
Portfolio turnover rate (%)	40**	57	43	34	44	16
[a] For the six months ended November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2007[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.85	$ 12.79	$ 12.90	$ 12.52	$ 12.87	$ 12.73
Income from investment operations: Net investment income[c]	.30	.62	.63	.67	.67	.55
Net realized and unrealized gain (loss)	(.07)	.06	(.10)	.39	(.34)	.14
Total from investment operations	.23	.68	.53	1.06	.33	.69
Less distributions from: Net investment income	(.30)	(.62)	(.64)	(.67)	(.67)	(.55)
Net realized gains	—	—	(.00)***	(.01)	(.01)	—
Total distributions	(.30)	(.62)	(.64)	(.68)	(.68)	(.55)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 12.78	$ 12.85	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	1.84**	5.40	4.18[d]	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	3.36		.16	.5
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.26*	.92	1.14	.88	.81	.92*
Ratio of expenses after expenses reductions (including interest expense) (%)[e]	1.26*	.92	1.11	.88	.81	.92*
Ratio of expenses after expense reductions (excluding interest expense) (%)	.68*	.69	.78	.76	.73	.74*
Ratio of net investment income (%)	4.77*	4.83	4.90	5.28	5.31	5.60*
Portfolio turnover rate (%)	40**	57	43	34	44	16
[a] For the six months ended November 30, 2007 (Unaudited).
[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Yield Tax Free Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended November 30, 2007 was approximately $145,000,000 with a weighted average interest rate of 3.87%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $18,824,300 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008 ($2,690,900), May 31, 2009 ($3,117,500), May 31, 2010 ($4,525,700), May 31, 2012 ($3,606,900), May 31, 2013 ($2,354,900), May 31, 2014 ($2,294,000) and May 31, 2015 ($234,400), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at November 30, 2007. Non cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $599,246,927 and $393,563,022, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from June 1, 2007 through September 30, 2007, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Over $500 million of such net assets	.490%

Effective October 1, 2007, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

Accordingly, for the six months ended November 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

For the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.72%
Class C	1.72%
Class S	.72%
Institutional Class	.72%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.93%
Class B	1.68%
Class C	1.68%
Class S	.68%

For the six months ended November 30, 2007 the Advisor agreed to reimburse the Fund $429,045 of sub-recordkeeping fees for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2007, the Advisor received an Administration Fee of $488,704, of which $83,173 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 34,123	$ 7,196	$ 7,576
Class B	8,956	5,331	3,069
Class C	10,195	983	3,572
Class S	292,349	292,349	—
Institutional Class	265	—	94
	$ 345,888	$ 305,859	$ 14,311

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 134,857	$ 22,425
Class C	221,170	39,376
	$ 356,027	$ 61,801

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 253,383	$ 51,028.24%
Class B	40,810	6,750.23%
Class C	63,299	6,927.21%
	$ 357,492	$ 64,705

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2007 aggregated $34,572.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2007, the CDSC for Class B and Class C aggregated $58,345 and $8,180, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2007, DWS-SDI received $586 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,645, all of which is paid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2007, the Fund's custodian fee was reduced by $1,053 and $11,136, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2007		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,679,836	$ 72,311,131	4,014,856	$ 51,864,713
Class B	107,231	1,366,230	173,066	2,235,647
Class C	1,183,779	15,084,031	735,088	9,508,262
Class AARP*	—	—	105,489	1,345,354
Class S	6,965,089	88,681,130	14,963,073	194,067,394
Institutional Class	135,203	1,720,413	36,406	470,250
		$ 179,162,935		$ 259,491,620
Shares issued to shareholders in reinvestment of distributions
Class A	244,208	$ 3,107,404	388,224	$ 5,010,911
Class B	25,540	324,977	65,558	846,106
Class C	47,073	599,218	95,541	1,233,536
Class AARP*	—	—	12,772	162,077
Class S	763,904	9,728,196	1,341,667	17,340,058
Institutional Class	7,576	96,540	11,446	147,944
		$ 13,856,335		$ 24,740,632
Shares redeemed
Class A	(1,879,298)	$ (23,911,602)	(3,245,914)	$ (41,886,348)
Class B	(786,841)	(10,013,044)	(932,332)	(12,041,581)
Class C	(613,398)	(7,805,427)	(1,347,099)	(17,424,303)
Class AARP*	—	—	(91,722)	(1,168,976)
Class S	(6,560,045)	(83,432,378)	(6,208,695)	(80,254,409)
Institutional Class	(6,005)	(75,798)	(28,953)	(375,676)
		$ (125,238,249)		$ (153,151,293)
Shares converted*
Class AARP	—	$ —	(4,985,296)	$ (63,578,037)
Class S	—	—	4,982,561	63,578,037
		$ —		$ —
Redemption fees		$ 6,973		$ 1,531
Net increase (decrease)
Class A	4,044,746	$ 51,507,372	1,157,166	$ 14,989,348
Class B	(654,070)	(8,321,820)	(693,708)	(8,959,550)
Class C	617,454	7,882,028	(516,470)	(6,682,501)
Class AARP*	—	—	(4,958,757)	(63,239,418)
Class S	1,168,948	14,979,259	15,078,606	194,732,093
Institutional Class	136,774	1,741,155	18,899	242,518
		$ 67,787,994		$ 131,082,490
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five- year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 3rd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008